SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): DECEMBER 20, 2002
                                                         -----------------


                            SFBC INTERNATIONAL, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)



         FLORIDA                      001-16119               59-2407464
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State or other jurisdiction     (Commission File No.)       (IRS Employer
     of incorporation)                                    Identification No.)


                   11190 BISCAYNE BLVD., MIAMI, FLORIDA 33181
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 305-895-0304

ITEM 5. OTHER EVENTS.

In compliance with Rule 10b5-1 of the Securities Exchange Act of 1934, Dr. Lisa Krinsky, the President of SFBC International, Inc. (the "Company") and Mr. Arnold Hantman, the Chief Executive Officer of the Company, have each entered into a plan (the "Plan") for selling shares of common stock of the Company (the "Shares"). Each Plan commences January 20, 2003, has a term of twelve months, and authorizes the selected broker to place orders to sell Shares at such times and prices as the broker, in its sole discretion, may select. Dr. Krinsky's Plan authorizes the broker to sell up to 50,000 Shares per calendar quarter, and Mr. Hantman's Plan authorizes the broker to sell up to 25,000 Shares per calendar quarter.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SFBC International, Inc.



                                        By:  /s/ Arnold Hantman
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                                             Arnold Hantman
Date:  December 30, 2002                Chief Executive Officer